Exhibit 32.0

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADDED BY SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of OceanFirst Financial Corp. (the “Company”) on Form 10-Q for the period ending September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
To my knowledge the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

/s/ Christopher D. Maher
Christopher D. Maher
Chairman, President and Chief Executive Officer
November 7, 2019

/s/ Michael J. Fitzpatrick
Michael J. Fitzpatrick
Executive Vice President and Chief Financial Officer
November 7, 2019